UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 8, 2006
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                                EVOLVE ONE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-26415                              13-3876100
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      (Commission File Number)           (IRS Employer Identification No.)

                   4274 Independence Court, Sarasota, FL 34242
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               (Address of Principal Executive Offices) (Zip Code)
                                 (941) 351-2720
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              (Registrant's Telephone Number, Including Area Code)

           1000 Clint Moore Road, Suite 101, Boca Raton, FL 33487
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          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS


          On February 2, 2006, Lonnie L Sciambi and Robert Sands resigned from their positions as the Directors of the Company. There were no disagreements by the Company or Mr. Sciambi or Mr. Sands relating to the resignations.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EVOLVE ONE, INC.


                                       By: /s/ Irwin Horowitz
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                                           Irwin Horowitz, President


DATED: February 6, 2006
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